OTHER INVESTMENTS	12 Months Ended
Mar. 31, 2019
Disclosure of other investments [Abstract]
OTHER INVESTMENTS

6.	OTHER INVESTMENTS

	March 31, 2019	March 31, 2018
Equity investments designated as FVTOCI
Publicly-traded companies	$9,253	$6,132

Investments in publicly-traded companies represent equity interests of other publicly-trading mining companies that the Company has acquired through the open market or through private placements. These equity interests are for long-term investment purposes and consist of common shares and warrants.

The continuity of such investments is as follows:

		Accumulated fair value change
	Fair value	included in OCI
April 1, 2017	$1,207	$(6,233)
Change in fair value on equity investments designated as FVTOCI	378	378
Equity investments received as consideration for disposal of NSR	4,320	-
Impact of foreign currency translation	227	-
March 31, 2018	$6,132	$(5,855)
Change in fair value on equity investments designated as FVTOCI	2,380	2,380
Acquisition of equity investments	1,018	-
Impact of foreign currency translation	(277)	-
March 31, 2019	$9,253	$(3,475)

On April 5, 2017, the Company entered into a royalty purchase and sale agreement (the “Agreement”) with Maverix Metals Inc. (“Maverix”), a publicly traded (TSX-V: MMX) Canadian precious metals royalty and streaming company, to sell its 2.5% net smelter return (“NSR”) on the Silvertip Mine for consideration of up to 6,600,000 of Maverix’s common shares payable as follows:

  3,800,000 common shares of Maverix on closing of the transaction; and

  2,800,000 common shares of Maverix when the Silvertip Mine achieves (i) commercial production, and (ii) a cumulative throughput of 400,000 tonnes of ore through the processing plant.

On April 19, 2017, the transaction closed and the Company received a total of 3,800,000 Maverix common shares valued at $4,320 (CAD$5.8 million) and recognized a gain of $4,320 on disposal of the NSR.